Exhibit 32(b)

CERTIFICATION OF PERIODIC REPORT

18 USC 1350 CERTIFICATIONS OF CFO

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

As Codified at 18 U.S.C. Section 1350

I, the undersigned William C. Losch III, Executive Vice President and Chief Financial Officer of First Horizon National Corporation (“Corporation”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:

1.	The Corporation’s Annual Report on Form 10-K for the year ended December 31, 2014, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated: February 24, 2015

/s/ William C. Losch III
William C. Losch III
Executive Vice President and Chief Financial Officer